UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 4, 2019

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 4, 2019, the Company’s wholly owned subsidiary, PowerSteering Software Limited, a limited company incorporated under the laws of England and Wales (“PowerSteering UK”), entered into an agreement to purchase the shares comprising the entire issued share capital of Altify Ireland Limited, a private company limited by shares organized and existing under the laws of Ireland (“Altify”), pursuant to a Share Purchase Agreement by and among PowerSteering UK, the sellers of shares of Altify named therein, and Roy Enright, as sellers' representative (the “Share Purchase Agreement”). The aggregate consideration paid for the Altify shares was $84 million in cash at closing. The purchase price consideration paid by the Company came from the Company's cash on hand and borrowings under the Company's credit facility

The foregoing description of the Share Purchase Agreement is a summary only, does not purport to set forth the complete terms of such agreement, and is qualified in its entirety by reference to the Share Purchase Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated by reference.

Item 8.01 Other Events

On October 7, 2019, the Company issued a press release announcing the acquisition of Altify. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1*	Share Purchase Agreement by and among PowerSteering UK, the sellers of shares of Altify named therein, and Roy Enright, as sellers' representative, dated as of October 4, 2019.
10.2*	Share Purchase Agreement by and among PowerSteering UK, the option sellers of Altify named therein, and Roy Enright, as sellers' representative, dated as of October 4, 2019.
10.3*
Share Purchase Agreement by and among PowerSteering UK, the beneficial owners of Altify Limited, a company listed under the laws of England and Wales and a wholly-owned subsidiary of Altify, and Roy Enright, as sellers' representative, dated as of October 4, 2019.

10.4*	Share Purchase Agreement by and among PowerSteering UK, Aine Denn, and Roy Enright as sellers' representative, dated as of October 4, 2019.
10.5*	Short Form Share Purchase Agreement by and among PowerSteering UK, the minority sellers of Altify named therein, and Roy Enright, as sellers' representative, dated as of October 4, 2019.
99.1	Press Release issued by Upland Software, Inc., dated as of October 7, 2019.

*
The schedules and exhibits to the Share Purchase Agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Kin Gill
Kin Gill SVP, General Counsel and Secretary

Date: October 7, 2019